F/M INVESTMENTS LARGE CAP FOCUSED FUND

Investor Class (IAFMX)

Institutional Class (IAFLX)

A series of IDX Funds

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

Supplement dated November 2, 2021

To the Fund’s Prospectus and Statement of Additional Information dated October 28, 2021

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Effective November 2, 2021, the name of the Trust has been changed to IDX Funds. All references in the Prospectus and Statement of Additional Information (“SAI”) to “M3Sixty Funds Trust” have been changed to “IDX Funds.”

The first paragraph of the section “INVESTMENT OBJECTIVES, POLICIES AND RISKS” on page 1 of the SAI is deleted and replaced with the following:

IDX Funds (the “Trust”) was organized on May 29, 2015 as a Delaware statutory trust. Prior to November 2, 2021, IDX Funds was known as M3Sixty Funds Trust. Before August 17, 2016, the Trust was known as M3Sixty Manager of Managers Trust. F/m Investments Large Cap Focused Fund (the “Fund”) is an open-end management investment company and separate series of the Trust. The Prospectus describes the Fund’s investment objectives and principal investment strategies, as well as the principal investment risks of the Fund.

The table listing the Interested Trustee and Officers of the Trust in the section “BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS” beginning on page 19 of the SAI is deleted and replaced with the following:

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Interested Trustee*
Randall K. Linscott – 1971	Trustee President	Since 2015 2015 - 2021	Chief Executive Officer, M3Sixty Administration, LLC (2013–present); Managing Member, M3Sixty Holdings, LLC, (2011–present).	1	360 Funds Trust (6 portfolios)
Officers
Christopher MacLaren - 1978	President	Since 2021	Managing Member of Gryphon Fund Group, LLC (2021 – Present); Managing Director of Fund Administration and Accounting, Winbridge Partners, LLC (2018 - 2021); Member and Director of Fund Accounting and Fund Administration, FSM Capital Management, LLC (2016 – 2018).	N/A	N/A

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Matthew Swendiman - 1973	Chief Compliance Officer	Since 2021	Director of Key Bridge Compliance, LLC and its predecessor firm since 2018; President and CEO of JCM Financial Services Consulting, LLC since 2018; Of Counsel, Graydon Head & Ritchey LLP from 2012 to 2018.	N/A	Chairman of F/m Investments, LLC since 2019; Chairman of F/m Acceleration, LLC since 2019; Chairman of Oakhurst Capital Advisors since 2020.
Gordon M. Jones - 1988	Treasurer and Anti-Money Laundering (“AML”) Officer	Since 2021	Member of Gryphon Fund Group, LLC (2021-Present); Director of Fund Administration and Tax, Winbridge Partners, LLC (2020-2021); Senior Tax Manager, Cohen & Company, Ltd. (2010-2020).	N/A	N/A
Bo J. Howell - 1981	Secretary Assistant Secretary	Since 2021 2020 - 2021	Shareholder, Straus Troy Co., LPA (2020 – Present); Chair and CEO of Joot (2018-present); Partner, Practus LLP (2018-2020); Director of Fund Administration, Ultimus Fund Solutions, LLC (2014-2018)	N/A	CCO Technology, LLC (d/b/a Joot)
Steve Roberts – 1953	Anti-Money Laundering Officer	Since 2021	Chief Compliance Officer, Matrix 360 Distributors, LLC (2017-Present); Chief Compliance Officer, WP Trust (2018 – 2021); Compliance Analyst, State Street (2016-2017).	N/A	N/A

The paragraph “Board Structure” in the section “BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS” beginning on page 20 of the SAI is deleted and replaced with the following:

Board Structure. The Trust’s Board of Trustees includes three independent Trustees and one interested Trustee, Mr. Linscott. Mr. Linscott serves as the Chairman of the Board. The Trustees have determined that the Trust’s current leadership structure is appropriate, as it allows Trust management to communicate with each independent Trustee as and when needed, and permits each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. With respect to risk oversight, the Board holds quarterly meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Fund’s administrator, transfer agent and distributor, and Trust management, including the Trust’s President, Mr. MacLaren, and the Trust’s Chief Compliance Officer, Mr. Swendiman, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee (discussed in more detail below). The Audit Committee is comprised entirely of independent Trustees.

The paragraph “Fair Value Committee” in the section “BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS” beginning on page 20 of the SAI is deleted and replaced with the following:

Fair Value Committee. In addition to the foregoing Committees established by the Board, the Trust has also established a Fair Value Committee. A representative of the adviser/sub-adviser (as applicable) and Messrs. Brennan, Caldwell, Poppen, Beaver, Jones, and Yates are members of the Fair Value Committee. Mr. Yates (or his designee) serve in an advisory role and are non-voting members of the Fair Value Committee. The Fair Value Committee oversees the valuation of restricted securities and any other security that may be purchased for the Trust’s portfolio for which a readily available market quotation is not available and implements guidelines and instructions adopted by the Board regarding the valuation of restricted securities held by the Fund focusing on such important factors, among others, as valuation, liquidity and availability of relevant information. The Fair Value Committee reviews relevant market conditions for any restricted security held by the Fund on a daily basis to determine the appropriate value for such restricted security. The Fair Value Committee did not meet with respect to the Fund as of the date of this SAI.

The paragraph “Compensation” in the section “BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS” beginning on page 22 of the SAI is deleted and replaced with the following:

Compensation. Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust. Before December 1, 2021, each Trustee who is not an “interested person” received a fee of $5,000 each year, plus a fee of $1,500 per Fund each year, and $200 per Fund per Board or committee meeting attended. Beginning December 1, 2021, each Trustee who is not an “interested person” received a fee of $12,000 each year, plus a fee of $1,000 per Fund per Board meeting and $1,000 per committee meeting attended, and $250 for each special telephonic meeting. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE